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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                     ------------------------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 9, 1997
                                                     ---------------------
                           CPI Aerostructures, Inc.
                           ------------------------
            (Exact name of Registrant as specified in its charter)



          New York                    1-11398               11-2520310
          --------                    -------               ----------
(State or Other Jurisdiction     (Commission File         IRS Employer
     of Incorporation)                Number)         Identification Number)


                   200A Executive Drive, Edgewood, NY 11717
                   ----------------------------------------
              (Address of principal executive offices)(Zip Code)

                                (516) 586-5200
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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Item 5.           Other Events

         On September 9, 1997, CPI Aerostructures, Inc., a New York corporation (the "Registrant"), entered into an Asset Purchase Agreement (the "Agreement") by and among Kolar Machine, Inc. a New York corporation (the "Seller"), Daniel Liguori ("Liguori"), Registrant, and Kolar, Inc., a Delaware corporation and wholly owned subsidiary of Registrant (the "Buyer"), pursuant to which the Buyer will acquire certain tangible and intangible assets associated with the business of Seller. Seller has been engaged in the business of precision machining and assembly manufacturing servicing the electronics industry, including computer and microwave device manufacturers, as well as the materials handling, aerospace and banking industries (the "Business"), which business the Seller shall cease to operate and which shall be reconstituted as a new business of the Buyer. The aggregate purchase price is approximately $13,000,000 (the "Purchase Price"), subject to adjustment based upon Seller's financial statements. In addition, pursuant to the Agreement, Buyer will separately purchase from Liguori certain real property associated with the Business that is owned by Liguori for $1,500,000.

         Pursuant to the terms of the Agreement, at the Closing Buyer shall pay to Seller $9,000,000 in immediately available funds by wire transfer and the balance of $4,000,000 shall be payable pursuant to a promissory note issued by Buyer to Seller over a term of 54 months at an interest rate of 8% per annum (the "Note"). The Note is convertible by Seller, in whole or in part, at any time during the term of the Note in no less than 100,000 share increments into 1,000,000 shares of Registrant's common stock. The Registrant is financing the acquisition of the Business substantially from The Chase Manhattan Bank ("Chase") and through the exercise of warrants issued in a May 1996 private placement.

         Consummation of the transactions contemplated by the Agreement is subject to the execution of various ancillary agreements and supporting documents and the execution of a definitive credit agreement with Chase.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  2.1 Asset Purchase Agreement, dated September 9, by and among by and among Kolar Machine, Inc. a New York Corporation (the "Seller"), Daniel Liguori ("Liguori"), Registrant, and Kolar, Inc., a Delaware corporation and wholly owned subsidiary of Registrant.

                  2.2      Omitted Schedules and Exhibits.

                                      -2-

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CPI Aerostructures, Inc.
                                                   Registrant



Dated:   September 16, 1997               By: /s/ Arthur August
                                             ------------------
                                               Arthur August, President



                                      -3-
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                                EXHIBIT INDEX
                                -------------

2.1 Asset Purchase Agreement, dated September 9, by and among Kolar Machine, Inc. a New York Corporation (the "Seller"), Daniel Liguori ("Liguori"), Registrant, and Kolar, Inc., a Delaware corporation and wholly owned subsidiary of Registrant.

2.2  Omitted Schedules and Exhibits.